UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2015
___________

VALLEY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-28342 (Commission File Number)	54‑1702380 (I.R.S. Employer Identification No.)
36 Church Avenue, S.W. Roanoke, Virginia (Address of principal executive offices)	24011 (Zip Code)

Registrant's telephone number, including area code:  (540) 342-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Valley Financial Corporation (the “Company”) was held on May 28, 2015.  The matters considered and voted on by the shareholders at the Annual Meeting and the results were as follows:

1.
The proposal to approve the Agreement and Plan of Merger, dated November 17, 2014, by and between BNC Bancorp (“BNC”) and the Company, pursuant to which the Company will merge with and into BNC with BNC as the surviving corporation was approved by the shareholders by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,291,042	16,935	11,117	293,376

2.	The election of three directors to serve a three-year term, expiring in 2018. The table below sets forth the voting results for each nominee:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ellis L. Gutshall	4,306,337	12,757	293,376
Mason Haynesworth	4,306,003	13,091	293,376
George W. Logan	4,306,337	12,757	293,376

3.	The non-binding resolution to approve the 2014 executive compensation program for the named executive officers was approved by the shareholders by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,129,501	42,667	146,926	293,376

4.
The non-binding resolution to approve certain compensation that may become payable to Valley’s named exectives offices in connection with the merger was approved by the shareholders by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,963,641	195,232	160,221	293,376

5.	The ratification of the Company’s external auditors for the year ending December 31, 2015 was approved by the shareholders by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,609,129	1,767	1,574	0

6.
The adjournment of the annual meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the merger agreement was approved by the hareholders by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,587,211	21,584	3,675	0

Item 8.01.  Other Events

On May 28, 2015, Valley Financial Corporation (the “Company”), the holding company for Roanoke, VA-based Valley Bank, issued a press release regarding the shareholder approval of the merger with BNC Banccorp.  The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	99.1	Press Release dated May 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION
(Registrant)

Date:	May 29, 2015	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer